Portfolio of Investments (unaudited)

As of January 31, 2020

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)(a)
JAPAN (99.3%)
Communication Services (5.1%)
KDDI Corp.	142,000	$4,291,106
Z Holdings Corp.	429,600	1,706,344
		5,997,450
Consumer Discretionary (16.2%)
Aeon Fantasy Co. Ltd.	7,300	155,579
Musashi Seimitsu Industry Co. Ltd.	73,100	853,857
Nitori Holdings Co. Ltd.	11,500	1,787,111
Resorttrust, Inc.	79,400	1,245,973
Sony Corp.	34,100	2,384,505
Stanley Electric Co. Ltd.	85,600	2,204,630
TKP Corp.(b)	44,700	1,569,081
Toyota Motor Corp.	60,500	4,206,423
USS Co. Ltd.	90,100	1,635,281
Yamaha Corp.	58,000	2,963,039
		19,005,479
Consumer Staples (9.7%)
Ain Holdings, Inc.	29,900	1,827,663
Mandom Corp.	21,600	489,025
Milbon Co. Ltd.	21,300	1,191,953
Pigeon Corp.	44,100	1,556,383
Seven & i Holdings Co. Ltd.	32,300	1,238,489
Shiseido Co. Ltd.	37,400	2,407,835
Welcia Holdings Co. Ltd.	47,500	2,608,399
		11,319,747
Financials (8.2%)
Japan Exchange Group, Inc.	171,000	3,064,563
Tokio Marine Holdings, Inc.	87,400	4,744,177
Tokyo Century Corp.	34,000	1,729,562
		9,538,302
Health Care (12.9%)
AS One Corp.	12,900	1,169,012
Asahi Intecc Co. Ltd.	123,800	3,411,018
BML, Inc.	42,300	1,197,906
Chugai Pharmaceutical Co. Ltd.	47,200	4,834,634
Hoya Corp.	15,100	1,445,152
Mani, Inc.	24,500	614,932
Shionogi & Co. Ltd.	30,200	1,796,118
Sysmex Corp.	8,800	629,554
		15,098,326

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of January 31, 2020

Industrials (21.7%)
Amada Holdings Co. Ltd.	374,200	$3,897,236
Daikin Industries Ltd.	29,400	4,142,676
Daiwa Industries Ltd.	112,700	1,187,655
FANUC Corp.	3,200	582,816
Makita Corp.	73,500	2,811,340
MISUMI Group, Inc.	125,300	3,109,107
Nabtesco Corp.	99,100	2,839,683
Pilot Corp.	45,400	1,772,386
Recruit Holdings Co. Ltd.	38,600	1,504,484
Sakai Moving Service Co. Ltd.	28,400	1,581,944
SHO-BOND Holdings Co. Ltd.	47,200	1,927,036
		25,356,363
Information Technology (13.8%)
Elecom Co. Ltd.	74,700	3,011,737
Fuji Soft, Inc.	30,700	1,230,497
Fukui Computer Holdings, Inc.	13,400	408,009
Keyence Corp.	10,600	3,563,263
NEC Networks & System Integration Corp.	52,500	1,962,258
Otsuka Corp.	46,700	1,821,060
Renesas Electronics Corp.(b)	175,800	1,106,014
Sanken Electric Co. Ltd.	54,100	1,364,339
Sansan, Inc.(b)	9,900	499,530
SCSK Corp.	22,600	1,211,280
		16,177,987
Materials (8.4%)
Kansai Paint Co. Ltd.	98,600	2,360,278
Nippon Paint Holdings Co. Ltd.	51,500	2,461,762
Shin-Etsu Chemical Co. Ltd.	44,000	5,032,001
		9,854,041
Real Estate (3.3%)
Heiwa Real Estate Co. Ltd.	66,000	1,945,099
Tokyu Fudosan Holdings Corp.	271,000	1,910,370
		3,855,469
Total Common Stocks		116,203,164

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
90,205	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.52%(c)	90,205
	Total Short-Term Investment—0.1% (cost $90,205)	90,205
	Total Investments—99.4% (cost $101,565,048)	116,293,369
	Other Assets in Excess of Liabilities—0.6%	681,685
	Net Assets—100.0%	$116,975,054

(a)	All securities are fair valued. Fair values are determined pursuant to procedures approved by the Fund's Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded prices. See Note (a) of the accompanying Notes to Portfolio of Investments.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of January 31, 2020.

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

January 31, 2020

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Aberdeen Japan Equity Fund, Inc.